                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)    November 5, 1996
                                                       -----------------------

                        Physicians Resource Group, Inc.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                1-13778         76-0456864
------------------------------  -----------    ------------------
(State or other jurisdiction    (Commission      (IRS Employer
     of incorporation)          File Number)   Identification No.)


       Three Lincoln Centre, Suite 1540, 5430 LBJ Freeway, Dallas, TX 75240
    -------------------------------------------------------------------------
          (Address of principal executive offices)                (Zip Code)


 Registrant's telephone number, including area code       (972) 982-8200
                                                       ---------------------

ITEM 5.  OTHER EVENTS.

     On November 5, 1996, Physicians Resource Group, Inc. (the "Company") acquired the assets of the eye care division of EquiMed, Inc. (the "EquiMed Acquisition"), a publicly held multispecialty physician practice management company. On November 22, 1996, the Company acquired American Ophthalmic Incorporated (the "AOI Acquisition"), a privately held physician practice management company devoted solely to eyecare. The unaudited merger/significant transactions pro forma consolidated statement of operations for the year ended December 31, 1996, giving effect to the EquiMed Acquisition, the AOI Acquisition and the other transactions described therein are attached hereto as Annex A. Such pro forma information is not necessarily indicative of operating results that would have been achieved had such transactions been consummated on the dates presented and should not be construed as representative of future operations.

ITEM 7.  EXHIBITS.


Exhibit No.                  Description
-----------                  -----------

  4.1  -        Second Restated Certificate of Incorporation of Physicians
                Resource Group, Inc.(1)

  4.2  -        Certificate of Designations, Preferences, Rights and Limitations
                of Class A Preferred Stock of Physicians Resource Group, Inc.(2)

  4.3  -        Third Amended and Restated Bylaws of Physicians Resource Group,
                Inc.(3)

  4.4  -        Form of Warrant Certificate(2)

  4.5  -        Rights Agreement dated as of April 19, 1996 between Physicians
                Resource Group, Inc. and Chemical Mellon Shareholder Services(4)

  4.6  -        Form of certificate evidencing ownership of Common Stock of
                Physicians Resource Group, Inc.(2)

  4.7  -        Certificate of Designations, Rights and Preferences of
                Series B Convertible Preferred Stock of Physicians Resource
                Group, Inc.(5)

  99.1 - Amendment Two to the Physicians Resource Group, Inc. Employee Stock Purchase Plan(5)

--------------

  (1)  -        Previously filed as an exhibit to the Company's Registration
                Statement on Form S-4 (No. 333-19185) and incorporated herein by reference.

  (2)  -        Previously filed as an exhibit to the Company's Registration
                Statement on Form S-1 (No. 33-91440) and incorporated herein by reference.

  (3)  -        Previously filed as an exhibit to the Company's Annual Report on
                Form 10-K for the year ended December 31, 1995, and incorporated herein by reference.

  (4)  -        Previously filed as an exhibit to the Company's Registration
                Statement on Form S-1 (No. 333-3852) and incorporated herein by reference.

  (5)  -        Filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PHYSICIANS RESOURCE GROUP, INC.



Date: September 3, 1997       By: /s/ RICHARD J. D'AMICO
                                 -----------------------------------------
                                    Richard J. D'Amico
                                    Executive Vice President, Chief
                                    Administrative Officer and Secretary

                                                                         ANNEX A

               PHYSICIANS RESOURCE GROUP, INC. AND SUBSIDIARIES
                   UNAUDITED MERGER/SIGNIFICANT TRANSACTIONS
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                         (000'S, EXCEPT SHARE AMOUNTS)

                                       PRG &                           PURCHASED
                                       POOLED       POOLING            ENTITIES &        TOTAL
                                      ENTITIES    ADJUSTMENTS            OTHER         PRO FORMA
                                      --------    ------------         ----------      ---------
REVENUES:
  Management service                  $167,565      $     -             $ 64,305  B    $286,052
                                                                          74,473  C
                                                                         (20,291) E
  Medical services                      77,245            -                3,122  B      97,344
                                                                          16,977  C
  Other                                  3,483                                83  B       4,150
                                                          -                  584  C
                                      --------      -------             --------       --------

          Total revenues               248,293            -              139,253        387,546

COSTS AND EXPENSES:
  Salaries, wages, and expenses        115,200       (2,227) A            70,250  D     162,932
                                                                         (20,291) E
  Pharmaceuticals and supplies          30,919            -               15,215  D      46,134
  General and administrative            62,353            -               47,609  D     108,374
                                                                          (1,588) F
  Depreciation and amortization         11,192            -                7,009  D      22,848
                                                                          (2,664) G
                                                                           7,311  G
  Interest expense, net                  1,304            -                3,940  D       7,516
                                                                           2,272  H

  Patent litigation                        353            -                    -            353
  Merger transaction expenses           12,030            -                    -         12,030
                                      --------      -------             --------       --------

          Total costs and expenses     233,351       (2,227)             129,063        360,187
                                      --------      -------             --------       --------

INCOME BEFORE INCOME TAXES              14,942        2,227               10,190         27,359

PROVISION FOR INCOME TAXES               7,770        1,124  I             3,421  I      12,315
                                      --------      -------             --------       --------

NET INCOME                            $  7,172      $ 1,103             $  6,769       $ 15,044 J
                                      ========      =======             ========       ========

NET INCOME PER SHARE                  $   0.28                                         $   0.49
                                      ========                                         ========

NUMBER OF SHARES USED IN NET
  INCOME PER SHARE CALCULATION          25,365                                           30,552 K
                                      ========                                         ========

 See accompanying notes to unaudited merger/significant transactions proforma statement of operations.

               PHYSICIANS RESOURCE GROUP, INC. AND SUBSIDIARIES
              NOTES TO UNAUDITED MERGER/SIGNIFICANT TRANSACTIONS

                       PRO FORMA STATEMENT OF OPERATIONS
                         (000'S, EXCEPT SHARE AMOUNTS)


PRO FORMA STATEMENT OF OPERATIONS ADJUSTMENTS

  The accompanying unaudited pro forma statement of operations for the year ended December 31, 1996 assume that as of January 1, 1996, PRG had completed the 1996 Acquisitions, the EquiMed Acquisition, the AOI Acquisition, the 1996 Public Offering, and the Convertible Debt Offering.

NOTES (A)-(H) REFER TO ADJUSTMENTS RELATING TO 1996 ACQUISITIONS, POOLINGS AND OTHER

  (A) Historical compensation to the owners has been reversed and pro forma professional service fees properly recorded based upon contractual rates. The previous owners of the entities which PRG acquired in pooling of interest transactions will receive a professional service fee equal to 65% of income before taxes as compensation for the service rendered by the physicians to the clinic.

  (B) Represents calculated management service revenues of PRG, determined in accordance with the management service agreements applied to the historical operating results of the 1996 Aqcusitions prior to the date of the acquisition by PRG.

                                     Year Ended
         Description                  12/31/96
         -----------                  ---------
  Management service revenues (1)     $  64,305
  Revenues from ASC's (2)                 3,122
  Other revenue                              83

(1) Under the terms of its service agreements, PRG receives service revenues based on certain operating and nonoperating expenses incurred on behalf of the practice and a percentage of revenues relating to physician and certain other medical services.
(2) With respect to several of the practices, PRG owns or operates ASCs and receives the related revenues for certain nonphysician services.

     Various of these services fees are subject to certain negotiated performance and other adjustments. The negotiated adjustments vary on a practice-by-practice basis and include adjustments that cap or otherwise align the fees based on percentages of revenues at specified levels related to the profitability of the practice. Additionally, certain of the service fees based on percentages of revenues are adjusted based on the actual results of the practices, resulting in lower service fee ratios for incremental practice results over specified base levels.

  (C) Reflects historical revenues in connection with the AOI Acquisition and Equimed Acquisition.

  (D) Represents an adjustment to reflect historical costs of the 1996 Acquisitions, EquiMed Acquisition and AOI Acquisition which will be assumed by PRG in order to fulfill PRG's obligation under the applicable service agreements. The components of the adjustment include the historical operating costs of the acquisitions.

  (E) Reflects the adjustment to remove compensation to former physician owners from salaries, wages and benefits, and management service revenue for the EquiMed Acquisition and AOI Acquisition, to conform to PRG's financial statement presentations.

               PHYSICIANS RESOURCE GROUP, INC. AND SUBSIDIARIES
              NOTES TO UNAUDITED MERGER/SIGNIFICANT TRANSACTIONS

                       PRO FORMA STATEMENT OF OPERATIONS

  (F) Reflects a reduction in corporate salaries for executives who were required to resign in connection with the AOI Acquisition and EquiMed Acquisition of $496 and $1,092, respectively.

  (G) Reflects adjustment to reverse historical amortization of acquired entities intangibles and record amortization on intangible assets of PRG for the year ended December 31, 1996, of $1,316, $1,828, and $4,167 for (1)
amortization of work force, (2) amortization of goodwill related to the ASCs and
(3) amortization of intangibles related to the service agreements.

  (H) Reflects an increase in interest expense associated with the Convertible Debt Offering, net of a reduction in interest expense due to application of the above proceeds towards $93,000 of outstanding lines of credit bearing interest at 7.5%. In addition, the remaining proceeds of the Convertble Debt Offering, net of AOI Acquisition and EquiMed Acquisition related costs of $3,000, has been invested in securities bearing interest at approximately 6%.

                                      Interest
                                        Rate      12/31/96
                                      --------   ---------
     Increase in interest expense            6%  $   7,500
     Reduction of interest expense        7.50%     (6,971)
     Increase in interest income             6%      1,743
                                                 ---------
                                                 $   2,272
                                                 =========

NOTE (I) REFERS TO INCOME TAXES

  (I) Reflects federal and state income taxes that PRG would have incurred on pro forma income before taxes.

NOTES (J)-(K) REFER TO THE PRO FORMA TOTALS

  (J) The Company has decided to continue to apply the provisions of APB Opinion 25 to its stock-based employee compensation arrangements.


  (K) Weighted average shares outstanding used in the net income per share calculation are summarized below:

     Outstanding PRG shares                                           15,647,750
     PRG stock options and warrants impact,
       using the treasury stock method                                   862,586
     PRG shares issued in the 1996 Acquisitions, AOI Acquisition
       and Equimed Acquisition                                         6,027,160
     PRG shares issued to Pooled Entities stockholders                 3,636,999
     PRG shares issued in connection with the 1996 Public Offering
       offering during May, 1996                                       4,250,000
     PRG shares issued in connection with stock options
       exercised                                                         127,024
                                                                      ----------

     Total pro forma weighted average shares outstanding              30,551,519
                                                                      ==========

               PHYSICIANS RESOURCE GROUP, INC. AND SUBSIDIARIES
              NOTES TO UNAUDITED MERGER/SIGNIFICANT TRANSACTIONS

                       PRO FORMA STATEMENT OF OPERATIONS


  The following unaudited pro forma financial statements include the unaudited pro forma statement of operations for the year ended December 31, 1996 as if the transactions described below had occurred on January 1, 1996. The unaudited pro forma statement of operations for the year ended December 31, 1996 give effect to (i) the acquisition of certain assets from the consummation of service agreements with 45 eye care practices by PRG (excluding the acquisitions of Equimed and AOI) during the first, second, third, and fourth quarters of 1996 (the 1996 Acquisitions); (ii) and the acquisition of AOI and the Equimed-Ophthalmology Business by PRG, including the acquisition of certain assets from and consummation of service agreements with eye care practices during 1996 made by Equimed and AOI prior to their respective transactions with PRG (the Equimed Acquisition and AOI Acquisition); (iii) the issuance of 4,250,000 shares of PRG in the public offering in May, 1996 (the 1996 Public Offering) and the application of the net proceeds therefrom, and (iv) the issuance of $125,000,000 of convertible debentures at 6% in December, 1996 (the Convertible Debt Offering) and the application of the proceeds therefrom.

  The unaudited merger/significant transactions pro forma statement of operations has been prepared by PRG based on the financial statements of (i) PRG, (ii) Equivision, Inc. (which subsequent to its acquisition by Equimed, became the Equimed-Ophthalmology Business), (iii) Equimed-Ophthalmology Business, (iv) AOI, (v) the unaudited financial statements of practices acquired by PRG during 1996, and (vi) the practices acquired by Equimed and AOI during 1996. This unaudited pro forma statement of operations may not be indicative of the actual results had the above events and transactions occurred on the dates indicated or of the actual results which may be realized in the future. Neither expected benefits and cost reductions anticipated by PRG nor future corporate costs and expenses related to the 1996 Acquisitions, the Equimed Acquisition, or the AOI Acquisition have been reflected in the accompanying unaudited pro forma statement of operations.